Exhibit 99.2

1 Acquisition of Apogee Therapeutics June 22, 2026

June 22, 2026 2 This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position made in this communication are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. Statements in this communication that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Apogee Therapeutics, Inc. (“Apogee”) by AbbVie Inc. (“AbbVie”) and the associated integration plans, anticipated future operating performance and results of Apogee, the expected accretion to Abbvie’s adjusted diluted earnings per share beginning in 2032, the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement governing the proposed acquisition (the “Merger Agreement”), and the potential of zumilokibart (APG777) and other Apogee’s pipeline assets. There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside Apogee’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of Apogee or AbbVie or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory or Apogee stockholder approval in a timely manner or otherwise; the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the possibility of competing acquisition proposals for Apogee; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of Apogee and AbbVie to successfully integrate the businesses and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts Apogee’s or AbbVie’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact Apogee’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Apogee’s and/or AbbVie’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Apogee and AbbVie to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; the risk that zumilokibart (APG777) or APG273 and other Apogee’s pipeline assets may not demonstrate the anticipated success, safety, or efficacy in ongoing or future clinical trials; the risk that positive Phase 2 and Phase 1b interim results for zumilokibart (APG777) may not be predictive of results in later-stage or larger clinical trials; challenges to intellectual property; adverse litigation or government action; competition from other products; difficulties inherent in the research and development process; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Apogee’s or AbbVie’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, Abbvie’s and Apogee’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in Abbvie’s and Apogee’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in Abbvie’s and Apogee’s most recently filed Annual Report on Form 10-K filed on February 20, 2026 and March 2, 2026, respectively, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Abbvie and Apogee have based these forward-looking statements on their current expectations and projections about future events. Although the parties believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, Abbvie and Apogee undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains certain non-GAAP financial measures. Non-GAAP financial measures are adjusted for certain non-cash items and for factors that are unusual or unpredictable, and exclude those costs, expenses and other specified items presented in AbbVie’s reconciliation tables. AbbVie’s management believes non-GAAP financial measures provide useful information to investors regarding AbbVie’s results of operations and assist management, analysts and investors in evaluating the performance of the business. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. AbbVie does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict with reasonable certainty the ultimate outcome of unusual gains and losses, certain acquisition-related expenses, gains and losses from equity securities, actuarial gains and losses from pension and postretirement plan remeasurements, potential future asset impairments and pending litigation without unreasonable effort. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the guidance period. This presentation is intended for the investor community only; materials are not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. Forward-Looking Statements and Non-GAAP Financial Information

June 22, 2026 3 Strong Strategic Fit for AbbVie Leverages AbbVie’s regulatory and clinical expertise, commercial capabilities and international infrastructure to maximize Apogee’s high-value assets Complements AbbVie’s Immunology pipeline by adding multiple potentially differentiated assets to treat inflammatory diseases Potential for substantial shareholder value creation with mega-blockbuster peak sales potential across Apogee’s pipeline of assets

June 22, 2026 4 Apogee Overview Clinical-stage biotechnology company advancing novel biologics with potential for differentiated efficacy and dosing for the treatment of atopic dermatitis, asthma and other inflammatory conditions • Portfolio of long-acting antibodies targeting well-established biological drivers in immunology • Potential to treat numerous inflammatory conditions • Potential to achieve improved efficacy and dosing through monotherapies and combinations of novel antibodies • Lead asset, zumilokibart, demonstrated potentially best-in-category efficacy and favorable safety with Q12W and Q24W dosing in Ph2 atopic dermatitis study • Zumilokibart expected to significantly improve dosing frequency compared to existing biologics, potentially requiring fewer than half the number of injection days • Zumilokibart expansion potential in dermatology and respiratory as a monotherapy or coformulation with APG333 (half-life extended anti-TSLP antibody)

Apogee Well-Aligned With AbbVie Strategic Goals in Immunology

EVOLUTION OF ABBVIE IMMUNOLOGY INNOVATION

HUMIRA adalimumab — **Broad Immune Modulating Effect**

Skyrizi risankizumab-rzaa / RINVOQ upadacitinib — **Increased Specificity, Efficacy and/or Convenience**

Pipeline Focused on Next-Generation Medicines to Elevate Standard of Care

1 ELEVATE CARE	2 OFFER CONVENIENCE	3 DEVELOP CURES
Rinvoq AA, Vitiligo, HS, SLE	Skyrizi SubQ Induction in IBD	B-cell Depletion in Rheumatology
Lutikizumab HS	Longer-Acting Antibodies	
Novel Combinations in Dermatology IL23 / IL1α/β / Amylin		
Novel Combinations in Gastroenterology IL23 / α4β7 / TL1A / TREM1 / JAK / LPAR1		
Novel Combinations in Rheumatology IL23 / TL1A / IL1α/β / CD40 / TREM1 / JAK / LPAR1		
Bispecific Antibodies (spans 1–2)		
Oral Peptides for PsO, PsA & IBD (spans 1–2)		
Zumilokibart Monotherapy in Atopic Dermatitis & Other Inflammatory Conditions (spans 1–2)		
APG273 (Zumilokibart + APG333) in Asthma & COPD (spans 1–2)		

AA: alopecia areata, COPD: chronic obstructive pulmonary disease, HS: hidradenitis suppurativa, IBD: inflammatory bowel disease, PsA: psoriatic arthritis, PsO: psoriasis, SLE: systemic lupus erythematosus abbvie June 22, 2026 5

Apogee Highly Complementary to AbbVie's Immunology Pipeline

ABBVIE IMMUNOLOGY PROGRAMS

Phase 1	Phase 2	Phase 3	Under Regulatory Review
ABBV-313 (IL13/IL31R) *Ph1 start Q3 2026* AD	ABBV-142 (LPAR1) IPF	Lutikizumab (IL1α/β) HS	Rinvoq (JAKi) Alopecia Areata
ABBV-319 (CD19 ADC) SLE, SjD	ABBV-8736 (TREM1) CD	Rinvoq (JAKi) HS	Rinvoq (JAKi) Vitiligo
ABBV-519 (CD19) RA, SLE	Lutikizumab (IL1α/β) + Ravagalimab (CD40) RA	Rinvoq (JAKi) SLE	Skyrizi Subcutaneous Induction CD
ABBV-547 (Long-Acting IL23) PsO	Skyrizi (IL23) + ABBV-382 (α4β7) CD, UC *Ph2b start Q3 2026*		
ABBV-619 (CD19 CAR-T) RA, SLE	Skyrizi (IL23) + ABBV-701 (TL1A) CD, UC *Ph2b start Q3 2026*		
ABBV-722 (LPAR1i) IPF	Skyrizi (IL23) + Lutikizumab (IL1α/β) PsA		
ABBV-722 (LPAR1i) + Rinvoq (JAKi) RA, SSc			
ABBV-848 (IRAK4i) RA			
ABBV-859 (IL23Ri) *Ph1 start Q3 2026* PsO			
ABBV-1451 (IL1α/β) HS			

APOGEE PROGRAMS

Program	Next step
Zumilokibart (IL13) Atopic Dermatitis *(Positive Part B 16-week data)*	***Ph3 start 2H26***
Zumilokibart Asthma *(Positive Ph1b data)*	
Zumilokibart Eosinophilic Esophagitis	***Ph2a start 2H26***
APG273 (IL13 + TSLP) Asthma / COPD	***Clinical trial plans to be announced 2H26***

AD: atopic dermatitis, CD: Crohn's disease, COPD: chronic obstructive pulmonary disease, HS: hidradenitis suppurativa, IPF: idiopathic pulmonary fibrosis, PsA: psoriatic arthritis, PsO: psoriasis, RA: rheumatoid arthritis, SjD: Sjögren's disease, SLE: systemic lupus erythematosus, SSc: systemic sclerosis, UC: ulcerative colitis abbvie June 22, 2026 6

Atopic Dermatitis

Large and Growing Atopic Dermatitis Therapeutic Area

- **~$18 billion** global revenues growing more than 15% annually
- **~2.5x more moderate-to-severe patients than psoriasis**
- **~8% penetration** for advanced therapies

High Unmet Need

- **Only ~20% of patients simultaneously achieve itch and skin improvement** (NRS 0/1 & EASI90) on today's best therapies
- Opportunities for novel treatments that provide **improved convenience or better skin clearance / itch resolution**

High Overlap With Other Inflammatory Conditions

- AD is frequently **comorbid with other T2-mediated diseases**
- **~25%** of AD patients also have **asthma**
- **~40%** of AD patients have **allergic rhinitis**, including chronic rhinosinusitis with nasal polyps

Transaction unlocks a more comprehensive portfolio of therapies for AD patients

- Zumilokibart as potential early-line option offering best-in-category efficacy and dosing
- Rinvoq as a highly effective oral option for patients not adequately controlled with other systemic drug products, including biologics

Source: Evaluate Pharma, AbbVie internal estimates, Rinvoq Phase 3 Level-Up data, PMID: 32112994, PMID: 33684526 abbvie June 22, 2026 7

June 22, 2026 8 Zumilokibart (APG777) Extended Half-life Anti-IL13 Antibody Being Developed as a Monotherapy or Combination Therapy in Dermatology, Respiratory and Other Immune-Mediated Diseases • Across a robust, reproducible two-part Ph2 study, zumilokibart demonstrated strong lesion and itch control that improved over time • Delivered numerically higher absolute response rates and placebo-adjusted efficacy across key endpoints compared to currently marketed AD biologics • Well tolerated with a safety profile similar to other biologics • Ph3 AD trials expected to begin 2H 2026; Potential approval early 2030 • Expansion potential in dermatology and respiratory indications as a monotherapy and coformulation Potential for Best-in-Category Efficacy in AD • Sustained efficacy with every 3-month and 6-month dosing intervals out to a year of follow up • Extended half-life enables 4 dosing days for induction and 2-4 dosing days per year for maintenance • Expected to require ~½ the number of injection days compared to Ebglyss and ~¼ the number of injection days compared to Dupixent in first year of treatment • Market research supports Q12W-Q24W dosing as a meaningful market value driver in atopic dermatitis, supporting potential for strong share capture Potential for Substantially Lower Injection Burden • Monotherapy: Eosinophilic Esophagitis (EoE), Chronic Pruritus of Unknown Origin (CPUO), Chronic Spontaneous Urticaria (CSU), Prurigo Nodularis (PN) • Combination Therapy: Asthma, Chronic Obstructive Pulmonary Disease (COPD), Chronic Rhinosinusitis with Nasal Polyps (CRSwNP) • Indications planned for zumilokibart mono or combo therapies represents collective addressable market of ~$40 billion today1 Potential Indication Expansion to Inflammatory Conditions Where IL13 Plays a Critical Role 1Evaluate Pharma

Zumilokibart (APG777) Atopic Dermatitis Phase 2 APEX Part B

Numerically Higher Absolute Response Rates and Placebo-Adjusted Efficacy Across Key Endpoints Compared to Currently Marketed AD Biologics



EASI 75 Responders at 16 Weeks
66%
43%
23%
55%
38%
17%
48%
34%
14%
44%
14%
30%
Zumi
Ebglyss
Dupixent
Nemluvio +TCS
EASI 90 Responders at 16 Weeks
47%
38%
9%
35%
26%
9%
35%
27%
8%
26%
8%
18%
Zumi
Ebglyss
Dupixent
Nemluvio +TCS
I-NRS ≥4 Reduction from Baseline at 16 Weeks
51%
37%
14%
42%
30%
12%
39%
28%
11%
42%
24%
18%
Zumi
Ebglyss
Dupixent
Nemluvio +TCS

X% Treatment response
X% PBO-adjusted
X% PBO response

EASI 75: Eczema Area and Severity Index (EASI) percent score reduction of at least 75, EASI 90: Eczema Area and Severity Index (EASI) percent score reduction of at least 90, I-NRS ≥4: proportion of participants achieving a ≥4 point improvement from baseline in weekly mean of the daily itch numeric rating scale.
Note: The data presented above are not from a head-to-head study. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. The data were derived from zumilokibart mid dose from Phase 2 APEX Part B study (dose selected for Phase 3 program), lebrikizumab Phase 3 Advocate 1 & 2 studies, dupilumab Phase 3 SOLO 1 & 2 studies, nemolizumab plus topical corticosteroids (TCS) Phase 3 ARCADIA 1 & 2 studies. Zumilokibart has not been approved in AD and its safety and efficacy in this indication has not been evaluated by regulatory agencies.

abbvie
June 22, 2026
9

Zumilokibart (APG777) Atopic Dermatitis Phase 2 APEX Part A

Continuous Improvement Across All Endpoints Through Week 52


IGA 0/1 Response (%)
100
80
60
40
20
0
0 8 16 24 32 40 52
Week
Re-randomization
72%
52%
EASI-90 Response (%)
100
80
60
40
20
0
0 8 16 24 32 40 52
Week
Re-randomization
75%
48%
EASI-100 Response (%)
100
80
60
40
20
0
0 8 16 24 32 40 52
Week
Re-randomization
41%
19%

- Zumilokibart 16-Week Induction
- Zumilokibart 360mg Q24W
- Zumilokibart 360mg Q12W

Source: Apogee Corporate Presentation
All subjects who were initially randomized to zumilokibart induction were assessed through 52 weeks.
Phase 3 monotherapy studies will evaluate exposure-matched maintenance dosing regimens of 360mg Q12W and 720mg Q24W

Durable Maintenance of Responses with Both Q12W and Q24W Dosing


Maintenance of IGA 0/1 response (%)
100
50
0
16 20 24 28 32 36 40 44 48 52
Week
86%
78%
Maintenance of EASI-75 response (%)
100
50
0
16 20 24 28 32 36 40 44 48 52
Week
85%
75%
Maintenance of EASI-90 response (%)
100
50
0
16 20 24 28 32 36 40 44 48 52
Week
88%
72%

- Zumilokibart 360mg Q24W
- Zumilokibart 360mg Q12W

Source: Apogee Corporate Presentation
Subjects who achieved a response at week 16 were assessed for maintenance of response through week 52.
Phase 3 monotherapy studies will evaluate exposure-matched maintenance dosing regimens of 360mg Q12W and 720mg Q24W.

abbvie June 22, 2026 10

Asthma Represents a Large and Underserved Market

Opportunity to Grow Market with Commercial Investment and Innovation

Significant Opportunity in Asthma Market

~7 million severe, uncontrolled patients

~9% penetration rate for advanced therapies in global severe market

~$18 billion global asthma market growing more than 15% annually

High Unmet Need for Novel Treatments

Elevated Efficacy in Type 2 High Asthma

- **Ongoing exacerbations**, **steroid dependence**, and **symptom breakthroughs** despite current biologics
- Need for more **reliable exacerbation reduction**, and more **meaningful improvements in lung function** and **quality of life**

Treatment Options for Type 2 Low Asthma

- Sizable population (10% - 40%) of Type 2 Low patients, for whom **current biologics offer limited efficacy**
- Demand exists for **novel, broader phenotype-agnostic treatments**

Improved Adherence

- Current leading biologics dosed Q2W – Q8W
- Strong need for **longer-interval dosing** (Q12W+) to **reduce treatment burden** and **improve patient compliance**

Source: Evaluate Pharma, AbbVie internal estimates, PMID: 32586877 abbvie June 22, 2026 11

APG273 (Zumilokibart + APG333)

Dual IL13 / TSLP Inhibition Could Provide Transformational Efficacy for Type 2 High and Low Asthma Patients with Significantly Improved Q12W Dosing

Strong Rationale for IL13 / TSLP Combination in Asthma

- Dual blockage of two clinically validated asthma disease pathways (IL13 / TSLP) has potential for enhanced efficacy
- Zumilokibart demonstrated durable FeNO suppression and FEV1 improvement in Ph1b asthma study
- APG333 demonstrated tezepelumab-like inhibition of T2 biomarkers in Ph1 healthy volunteers
- Preclinical data show zumilokibart + APG333 combination has a broader effect on both central and local drivers of obstructive airway disease compared to tezepelumab, dupilumab and lebrikizumab

Zumilokibart Phase 1b Asthma Data

Single Dose Demonstrated Durable FeNO Suppression Through 32-Weeks / Achieved Competitive FeNO Reduction

FeNO mean absolute change from baseline



FeNO, mean change from baseline ±SEM (ppb)
20
0
-20
-40
-60
-80
-7
-11
-14
-15
-11
-13
12
-4
4
-3
-38
-45
-41
-43
-44
-41
-40
-61
-54
-37
Weeks
0
4
8
12
16
20
24
28
32
Follow-up:
Complete[1]
N=14
N=6
N=5
N=3
Zumilokibart 720 mg
Complete follow-up (N=14)
Placebo
Complete follow-up (N=5)
Incomplete follow-up

FeNO mean absolute change from baseline at 12 weeks (ppb)



DUPIXENT
DUPIXENT
DUPIXENT
APG808
TEZSPIRE
TEZSPIRE
Verekitug
GB-0895
Lunsekimig (Wk 8)
Lebrikizumab
Tralokinumab
Zumilokibart Phase 1b
BL FeNO (ppb)[1]
34
36
63
53
32
41
64
32
61
31
40
67
FeNO, mean change from baseline (ppb)
0
-10
-20
-30
-40
-50
-16
-19
-38
-30
-10
-16
-37
-11
-32
-11
-16
-44
Anti-IL-4Rα
Anti-TSLP
Anti-IL-13

Source: Apogee Corporate Presentation. Note: Data not from head-to-head clinical studies, see Apogee presentation for full disclaimer. FeNO: fractional exhaled nitric oxide, FEV1: forced expiratory volume in 1 second.

abbvie June 22, 2026 12

Transaction and Financial Overview

PURCHASE PRICE	• AbbVie has agreed to acquire all outstanding shares of Apogee for a purchase price of $135.11 per share in an all-cash transaction • Premium of approximately 49% to the closing price on June 18, 2026 • Purchase price of $10.9B; Implied transaction value of approximately $10.1B net of estimated cash and marketable securities acquired[1] • Will fund the transaction with debt
DEAL VALUE	• Apogee's pipeline assets represent mega-blockbuster collective peak sales potential • Zumilokibart in atopic dermatitis represents most substantial component of the deal value • Modest value ascribed to APG273 given early stage of development
FINANCIAL IMPACT	• Closing expected third quarter of 2026, subject to Apogee shareholder approval, regulatory approvals and other customary closing conditions • Expected to negatively impact adjusted diluted EPS by approximately $0.14 in 2026 (partial year) and approximately $0.46 in 2027 • Expect adjusted diluted earnings per share accretion beginning in 2032 and significantly ramping over the long term
CAPITAL ALLOCATION PRIORITIES	• No change to AbbVie's capital allocation priorities • Remain committed to a strong and growing dividend; continue to have financial flexibility for additional business development • Expect to maintain A2/A- credit rating; Committed to achieving net leverage ratio of 2x within 2-3 years of deal closing

[1]Net cash and marketable securities position acquired includes impact of the buy-back option for change of control under the Apogee revenue share agreement with Blackstone Life Sciences to reduce a significant portion of the expected future royalty obligation for zumilokibart.

abbvie June 22, 2026 13

June 22, 2026 14 Key Takeaways A strong strategic fit for AbbVie that represents an attractive opportunity to acquire a pipeline of potentially differentiated assets focused on treating inflammatory conditions • Complements AbbVie’s Immunology pipeline by adding a portfolio of long-acting, high-efficacy assets targeting dermatology, respiratory and other immune-mediated diseases • Provides AbbVie with a late-stage atopic dermatitis asset, zumilokibart, that has the potential to provide best-in-category efficacy, safety comparable to approved biologics and significantly more convenient Q12W – Q24W dosing • Enables AbbVie to enter large and underserved respiratory markets, such as asthma and COPD Potential to create substantial shareholder value • Apogee’s pipeline assets represent mega-blockbuster collective peak sales potential • Assets represent potential new sources of growth to support AbbVie’s performance in the 2030’s and beyond • AbbVie will leverage its regulatory and clinical expertise, commercial capabilities, and international infrastructure in Immunology to maximize Apogee’s high-value assets